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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTION, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               September 26, 2000

                         MANUFACTURERS' SERVICES LIMITED
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               (Exact name of registrant as specified in charter)


         DELAWARE                     001-15883                  04-3258036
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 (State or other jurisdiction       (Commission                (IRS Employer
        of incorporation)           File Number)            Identification No.)


         300 BAKER AVENUE, CONCORD, MA                              01742
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    (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (978) 287-5630
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 2: ACQUISITION OF ASSETS

         On September 26, 2000, Manufacturers' Services, Ltd. (the "Company") signed and announced a definitive agreement with 3Com Corporation ("3Com") to purchase the manufacturing operations of 3Com's Mt. Prospect, IL facility. The assets acquired in the transaction include inventory, machinery and equipment, and certain intangible assets used in the production of 3Com's networking and communications products.

         In connection with the asset purchase, the Company and 3Com entered into a 2-year supply agreement. Under the supply agreement, the Company will provide manufacturing, distribution and repair services for the products previously manufactured by 3Com in the Mt. Prospect facility. The Company will lease approximately 400,000 square feet of the Mt. Prospect facility from 3Com to provide these services.

         Under the terms of the agreement, the Company paid $59.2 million in cash, issued 1,551,220 shares of Company stock to 3Com, and assumed certain 3Com liabilities. To finance the cash portion of the transaction, the Company amended its bank credit facility to increase term loan borrowings by $85.0 million.
The borrowings in excess of cash paid will be used for the working capital requirements of the Mt. Prospect facility.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a) Financial Statements of Business Acquired

         Financial statements are not required as the transaction does not constitute the acquisition of a business as defined by Article 11-01(d) of Regulation S-X.

         b) Pro Forma Financial Information

         Financial statements are not required as the transaction does not constitute the acquisition of a business as defined by Article 11-01(d) of Regulation S-X.

         c) Exhibits

         The following exhibits are filed herewith:

         2.01 Asset Purchase Agreement dated as of September 26, 2000 among 3Com Corporation, Manufacturers' Services Limited and Manufacturers' Services Salt Lake City Operations, Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MANUFACTURERS' SERVICES LIMITED
                               (Registrant)


                               Date: October 11, 2000


                               By: /s/  Robert E. Donahue
                                   -------------------------------------
                                   Robert E. Donahue
                                   President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


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                                  EXHIBIT INDEX

2.01 Asset Purchase Agreement dated as of September 26, 2000 among 3Com Corporation, Manufacturers' Services Limited and Manufacturers' Services Salt Lake City Operations, Inc.